Subsequent Events	9 Months Ended
Sep. 30, 2021
Subsequent Events [Abstract]
Subsequent Events	SUBSEQUENT EVENTS
Norwegian Bonds

In October 2021, we closed our $300 million Norwegian Bonds, which will mature in October 2025 and bear interest at 7.00% per annum. The net proceeds from the Norwegian Bonds will be used to partly refinance our 2017 Convertible Bonds and for general corporate purposes. Contemporaneous with the closing, we redeemed $85.2 million of the 2017 Convertible Bonds notional value and have subsequently reclassified the balance sheet presentation of the redeemed amount from current portion of long-term debt and short-term debt to long-term debt.

Golar Seal Put Option Extension

In November 2021, we entered into a supplemental agreement with our existing lender, CCBFL, to extend the Golar Seal's put option maturity from January 2022 to January 2025.

2021 Margin Loan

In November 2021 we executed the 2021 Margin Loan, which has a term of three years, a revolving facility limit of $200.0 million and bears interest at LIBOR plus a margin of 2.8%. The 2021 Margin Loan is secured by the 18.6 million NFE Shares that we own. We are permitted under the terms of the 2021 Margin Loan, to release a portion of the pledged NFE Shares in accordance with the prescribed loan to value ratio based on the then-current market value of such NFE Shares.

Revolving Credit Facility

In November 2021, we repaid in full our $100.0 million RCF, using the proceeds from the Norwegian Bonds. The NFE Shares held as security to the RCF, were subsequently released. We have subsequently reclassified the balance sheet presentation of the RCF from current portion of long-term debt and short-term debt to long-term debt.